                                                                    EXHIBIT 99.2







                                     AMENDMENT dated as of June 30, 1998, to
                                the Credit Agreement dated as of December 19, 1997 (the "Credit Agreement"), among BORDEN CHEMICALS AND PLASTICS OPERATING LIMITED PARTNERSHIP, the several Lenders form time to time parties thereto, and THE CHASE MANHATTAN BANK, as Administrative Agent.


                WHEREAS, the Borrower (such term and each other capitalized term used but not defined herein having the meanings assigned to such terms in the Credit Agreement) has requested that the Lenders approve amendments to certain provisions of the Credit Agreement; and

                WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendments;

                NOW, THEREFORE, in consideration of these premises, the Borrower and the undersigned Lenders hereby agree as follows:

                SECTION 1. Amendments. Effective as of the Amendment Effective
                           ----------
Date (as defined in Section 3 hereof), the Credit Agreement is hereby amended as follows:

                (a) The definition of "Applicable Margin" in Section 1 is hereby amended by adding the following paragraph at the end the definition:

                                     Notwithstanding the foregoing, "Applicable
                                 Margin" shall mean (A) with respect to each Eurodollar Loan at any date, the applicable percentage set forth in the table below under the caption "Eurodollar Spread" if such applicable percentage is greater than the applicable percentage based on the ratings of the Index Debt of the Borrower set forth in the table above on any such date and (B) with respect to each ABR Loan at any date, the applicable percentage set forth in the table below under the caption "ABR


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                                                                             2


     Spread", in each case based upon the Consolidated Total Debt to Consolidated EBITDA Ratio of the Borrower in effect on such date:

         Consolidated Total Debt to             Eurodollar           ABR
           Consolidated EBITDA Ratio              Spread            Spread
     -----------------------------------------------------------------------
     Category 1: Consolidated Total Debt to
     ----------
     Consolidated EBITDA Ratio is less than or      0.625%          0.000%
     equal to 2.0 to 1.0
     -----------------------------------------------------------------------
     Category 2: Consolidated Total Debt to
     ----------
     Consolidated EBITDA Ratio is greater           0.750%          0.000%
     than 2.0 to 1.0 and less than 2.5 to 1.0
     -----------------------------------------------------------------------
     Category 3: Consolidated Total Debt to
     ----------
     Consolidated EBITDA Ratio is greater than     0.875%          0.000%
     or equal to 2.5 to 1.0 and less than
     3.0 to 1.0
     -----------------------------------------------------------------------
     Category 4: Consolidated Total Debt to
     ----------
     Consolidated EBITDA Ratio is greater than      1.000%          0.000%
     or equal to 3.0 to 1.0 and less than
     3.5 to 1.0
     -----------------------------------------------------------------------
     Category 5: Consolidated Total Debt to
     ----------
     Consolidated  EBITDA Ratio is greater than     1.500%          0.250%
     or equal to 3.5 to 1.0  and less than
     4.0 to 1.0
     -----------------------------------------------------------------------
     Category 6: Consolidated Total Debt to
     ----------
     Consolidated EBITDA Ratio is greater than      1.750%          0.500%
     or equal to 4.0 to 1.0 and less than
     4.5 to 1.0
     -----------------------------------------------------------------------
     Category 7: Consolidated Total Debt to
     ----------
     Consolidated EBITDA Ratio is greater than      2.000%           0.750%
     or equal to 4.5 to 1.0 and less
     than 5.0 to 1.0
     -----------------------------------------------------------------------
     Category 8: Consolidated Total Debt to
     ----------
     Consolidated EBITDA Ratio is greater than      2.225%           1.000%
     or equal to 5.0 to 1.0 and less
     than 5.5 to 1.0
     -----------------------------------------------------------------------
     Category 9:  Consolidated Total Debt to
     ----------
     Consolidated EBITDA Ratio is greater than      2.500%           1.250%
     or equal to 5.5 to 1.0
     -----------------------------------------------------------------------
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                                                                               3

        For purposes of the foregoing, (i) the Consolidated Total Debt to Consolidated EBITDA Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 9.1 (a) or (b) and (ii) each change in the Applicable Margin resulting from a change in the Consolidated Total Debt to Consolidated EBITDA Ratio
        shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that if (A) the Borrower fails to deliver the consolidated
        --------
        financial statements required to be delivered by it pursuant to Section 9.1(a) or (b) within the time required under such Section, (B) when such statements are delivered there is a change in the Applicable Margin resulting from a change of the Consolidated Total Debt to Consolidated EBITDA Ratio and (C) during the period from the expiration of the time for delivery of such consolidated financial statements until the date of delivery thereof any interest accrued on any Revolving Credit Loans, then the next payment of interest on any Revolving Credit Loans made under this Agreement shall be adjusted upwards or downwards to reflect the difference between (x) the amount of such interest that accrued during such period and (y) the amount of such interest that would have accrued during such period if such consolidated financial statements had been delivered on the last day of the period required by Section 9.1(a) or (b).

        (b) The definition of "Commitment Fee Rate" in Section 1 is hereby amended by adding the following paragraph at the end the definition:

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                                                                               4


        Notwithstanding the foregoing, "Commitment Fee Rate" shall mean, with respect to the Available Commitment on any day, the rate set forth in the table below under the caption "Commitment Fee Rate", based upon the Consolidated Total Debt to Consolidated EBITDA Ratio of the Borrower in effect on such date if such rate is greater than the rate based upon the ratings of the Index Debt of the Borrower set forth above on such date:

Consolidated Total Debt to Consolidated                               Commitment
            EBITDA Ratio                                               Fee Rate
--------------------------------------------------------------------------------
Category 1: Consolidated Total Debt to Consolidated EBITDA Ratio        0.200%
----------
is less than or equal to 2.0 to 1.0
--------------------------------------------------------------------------------
Category 2: Consolidated Total Debt to Consolidated EBITDA Ratio        0.250%
----------
is greater than 2.0 to 1.0 and less than 2.5 to 1.0
--------------------------------------------------------------------------------
Category 3: Consolidated Total Debt to Consolidated EBITDA Ratio        0.300%
----------
is greater than or equal to 2.5 to 1.0 and less than 3.0 to 1.0
--------------------------------------------------------------------------------
Category 4: Consolidated Total Debt to Consolidated EBITDA Ratio        0.375%
----------
is greater than or equal to 3.0 to 1.0 and less than 3.5 to 1.0
--------------------------------------------------------------------------------
Category 5: Consolidated Total Debt to Consolidated EBITDA Ratio        0.500%
----------
is greater than or equal to 3.5 to 1.0
--------------------------------------------------------------------------------

For purposes of the foregoing, (i) the Consolidated Total Debt to Consolidated EBITDA Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 9.1 (a) or (b) and (ii) each change in the Commitment Fee Rate resulting from a change in the Consolidated Total Debt to Consolidated EBITDA Ratio shall be
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                                                                               5

        effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that if
                                                              --------
        (A) the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 9.1(a) or (b) within the time required under such Section, (B) when such statements are delivered there is a change in the Commitment Fee Rate resulting from a change of the Consolidated Total Debt to Consolidated EBITDA Ratio and
        (C) during the period from the expiration of the time for delivery of such consolidated financial statements until the date of delivery thereof any commitment fee accrued on any Revolving Credit Commitment, then the next payment of any commitment fee on any Revolving Credit Commitment made under this Agreement shall be adjusted upwards or downwards to reflect the difference between (x) the amount of such commitment fee that accrued during such period and (y) the amount of such commitment fee that would have accrued during such period if such consolidated financial statements had been delivered on the last day of the period required by Section 9.1(a) or (b).

        (c) Section 2.8(a) of the Credit Agreement is hereby amended by inserting the phrase "the Applicable Margin in effect from time to time plus" immediately following the words "shall at all times be".

        (d) Section 2.8(c) of the Credit Agreement is amended by inserting in clause (y) the words "plus the Applicable Margin applicable to ABR Loans" after
                      ----
the word "ABR" and before the words "plus 2% from and including".
                                     ----

        (e) Section 10.8 of the Credit Agreement is hereby amended by deleting the period at the end of the Section and adding the following proviso:
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                                                                               6

  ; provided that (A) the Borrower shall not be required to comply with this
    --------
  section for the fiscal quarter ended on June 30, 1998 and (B) with respect to each of the fiscal quarters set forth in the following table under the caption "Quarter Ending", the Borrower shall not permit the Consolidated Total Debt to Consolidated EBITDA Ratio to exceed the applicable ratio on the last day thereof set forth under the caption "Ratio Limit":

          Quarter Ending                  Ratio Limit

          September 30, 1998              7.0 to 1.0

          December 31, 1998               7.0 to 1.0

          March 31, 1999                  6.5 to 1.0

  (f) Section 10.9 of the Credit Agreement is hereby amended by deleting the period at the end of the Section and adding the following proviso:

  ; provided that (A) the Borrower shall not be required to comply with this Section for the fiscal quarter ended on June 30, 1998 and (B) with respect to each of the fiscal quarters set forth in the following table under the caption "Quarter Ending", the Borrower shall not permit the Consolidated EBITDA Coverage Ratio for the Test Period ending on the last day of such quarter to be less than the applicable ratio set forth under the caption "Ratio Minimum":

          Quarter Ending                  Ratio Minimum

          September 30, 1998              1.5 to 1.0

          December 31, 1998               1.6 to 1.0

          March 31, 1999                  2.0 to 1.0

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                                                                               7

        SECTION 2.  Representations and Warranties. The Borrower represents and
                    ------------------------------
warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date) and (b) no Default has occurred and is continuing.

        SECTION 3.  Effectiveness. (a) This Amendment shall become effective as
                    -------------
of the date (the "Amendment Effective Date") when the Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear the signatures of the Borrower and the Required Lenders.

        (b) Any change in the interest rate applicable to any outstanding Revolving Credit Loans, or change in the Commitment Fee Rate, as a result of the amendments set forth herein shall be effective from and after the Amendment Effective Date and shall not affect interest or fees accrued prior to the Amendment Effective Date.

        SECTION 4.  Amendment Fee. The Borrower agrees to pay to each Lender
                    -------------
that executes and delivers a copy of this Amendment to the Administrative
Agent (or its counsel) on or prior to July 8, 1998 an amendment fee in an amount equal to 0.125% of such Lender's Revolving Credit Commitment (whether used or unused), in each case as of the Amendment Effective Date; provided that the
                                                          --------
Borrower shall have no liability for any such amendment fee if this Amendment does not become effective. Such amendment fee shall be payable (i) on the Amendment Effective Date, to each Lender entitled to receive such fee as of the Amendment Effective Date and (ii) in the case of any Lender that becomes entitled to such fee after the Amendment Effective Date, within two Business Days after such Lender becomes entitled to such fee.

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                                                                               8


        SECTION 5. Applicable Law. This Amendment shall be construed in
                   --------------
accordance with and governed by the law of the State of New York.

        SECTION 6. No Other Amendments. Except as expressly set forth herein,
                   -------------------
this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

        SECTION 7. Counterparts. This Amendment may be executed in two or more
                   ------------
counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

        SECTION 8. Headings. Section headings used herein are for convenience of
                   --------
reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

        SECTION 9. Expenses. The Borrower shall reimburse the Administrative
                   --------
Agent for its reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees and expenses of Cravath, Swaine & Moore, counsel for the Administrative Agent.

        IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed by their authoritized officers, all as of the date first above written.


                                 BORDEN CHEMICALS AND PLASTICS
                                      OPERATING LIMITED
                                      PARTNERSHIP,

                                      by

                                 BCP MANAGEMENT INC., as
                                  General Partnership


                                     by  /s/ CHRISTOPHER NAGEL
                                         -----------------------
                                         Name:  Christopher Nagel
                                         Title: Vice President, Chief Financial
                                                Officer and Treasurer


                                  THE CHASE MANHATTAN BANK, as
                                     Administrative Agent and as
                                     a Lender,

                                     by
                                         -----------------------
                                         Name:
                                         Title:

                                  HIBERNIA NATIONAL BANK,

                                     by
                                         -----------------------
                                         Name:
                                         Title:

                                        PNC BANK, OHIO, NATIONAL
                                          ASSOCIATION


                                          by
                                            -----------------------------
                                            Name:
                                            Title:


                                        THE HUNTINGTON NATIONAL BANK,

                                          by
                                            -----------------------------
                                            Name:
                                            Title:


                                        NATIONSBANK, N.A.,


                                          by
                                            -----------------------------
                                            Name:
                                            Title:

                                        BANK ONE, N.A.,


                                          by
                                            -----------------------------
                                            Name:
                                            Title:

                                        WACHOVIA BANK, N.A.,


                                          by
                                            -----------------------------
                                            Name:
                                            Title:

                                                                              11
                                   STAR BANK, N.A.

                                   by
                                       -----------------------------
                                       Name:
                                       Title: